ACCOUNTS RECEIVABLE (Details) - CAD CAD in Thousands	Dec. 31, 2017	Dec. 31, 2016
Accounts Receivable
Accrued revenue	CAD 102,051	CAD 83,774
Accounts receivable - trade	30,787	33,305
Current income tax receivable	1,190	1,564
Allowance for doubtful accounts	(3,452)	(3,275)
Total accounts receivable, net of allowance for doubtful accounts	CAD 130,576	CAD 115,368